Supplement dated August 26, 2016 to

Evermore Funds Trust

Prospectus
dated April 29, 2016

This supplement makes the following amendment to disclosure in the Prospectus for the Evermore Funds Trust (the “Trust”).

Effective August 26, 2016, the Evermore Global Value Fund (the “Fund”) will be transitioning benchmarks from the MSCI AC World Index NR USD to the MSCI AC World Index Ex USA NR USD.  As a result, references to the Fund’s benchmark will now be for the MSCI AC World Index Ex USA NR USD and relevant information regarding the Fund’s benchmark in the Prospectus are replaced with the following:

Average Annual Total Returns
(For the period ended December 31, 2015)
	One Year	Five Years	Since inception (1/1/10)
Evermore Global Value Fund - Investor Class (returns reflect maximum sales charge for periods prior to April 30, 2015)
Return before taxes	7.88%	3.52%	3.77%
Return after taxes on distributions	7.53%	2.88%	3.23%
Return after taxes on distributions and sale of Fund shares	4.80%	2.54%	2.78%
Evermore Global Value Fund - Institutional Class
Return before taxes	8.18%	3.79%	4.02%
MSCI All-Country World Index Ex USA (USD) (reflects no deduction for fees, expenses or taxes)*	-5.66%	1.06%	2.68%
MSCI All-Country World Index (USD) (reflects no deduction for fees, expenses or taxes)	-2.36%	6.09%	7.16%
HFRX Event Driven Index (reflects no deduction for fees, expenses or taxes)	-6.94%	0.49%	0.73%

*As of August 25, 2016, the Fund has replaced the MSCI All-Country World Index (USD) with the MSCI All-Country World Index Ex USA (USD) as its primary benchmark. The Fund has changed benchmarks to reflect Morningstar’s choice of benchmark for the Fund and other funds in Morningstar’s World Stock category, which as of August 25, 2016 is the MSCI All-Country World Index Ex USA (USD).

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Please retain this supplement for future reference.